THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     Lincoln Life Variable Annuity Account N

                               Lincoln ChoicePlus
                              Lincoln ChoicePlus II
                     Lincoln ChoicePlus Assurance (B Share)
                            Lincoln ChoicePlus Access
                          Lincoln ChoicePlus II Access
                     Lincoln ChoicePlus Assurance (C Share)
                            Lincoln ChoicePlus Bonus
                           Lincoln ChoicePlus II Bonus
                      Lincoln ChoicePlus Assurance (Bonus)
                          Lincoln ChoicePlus II Advance
                     Lincoln ChoicePlus Assurance (L Share)


        Supplement dated May 19, 2003 to the Prospectus dated May 1, 2003

     This supplement describes certain changes to the Prospectuses for the Lincoln Life Variable Annuity Account N contracts noted above.

Investments of the variable annuity account - Description of the funds.

     The following disclosure replaces the description of the Janus Aspen Series Mid Cap Growth Portfolio in the above-referenced section:

     Janus Aspen Mid Cap Growth: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

     i4LIFESM Advantage (Non-qualified Annuity Contracts Only) - Guaranteed Income Benefit.

     Additional disclosure has been added to the above-referenced section, as follows: If you change the Access Period and/or the frequency of the regular income payment under i4LIFESM Advantage, the Guaranteed Income Benefit will terminate. If the Guaranteed Income Benefit is terminated, it can be re-elected after twelve (12) months, if the i4LIFESM Advantage is restarted.


               Please retain this supplement for future reference.